SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): July 14, 2003

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                         0-21696                22-3106987
        --------                         -------                ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
of Incorporation)                                          Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400


















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ITEM 5.    OTHER EVENTS

           On July 14, 2003, the Registrant disseminated a Press Release announcing at a press briefing of the American Association for Cancer Research, results of pre-clinical studies demonstrating the potential therapeutic benefits of its product candidate to treat cancer that has spread to bone. AP23841 combines, in a single small-molecule drug, effective blockade of both tumor growth and bone destruction - the two processes that need to be controlled to treat the grave clinical consequences of bone metastases.

           The information contained in the Press Release dated July 14, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated July 14, 2003.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ARIAD PHARMACEUTICALS, INC.



                                            By:    /s/ Edward M. Fitzgerald
                                                   ------------------------
                                                   Edward M. Fitzgerald
                                                   Senior Vice President and
                                                     Chief Financial Officer


Date:    July 14, 2003


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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number      Description                                   Sequential Page Number
-------     -----------                                   ----------------------

99.1        The Registrant's Press Release                          4
            dated July 14, 2003.




















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